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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT ACCOUNTS

We consent to the use of our report incorporated herein by reference and the reference to our firm under the heading "Experts" in the Prospectus.


                                       /s/  McGrail Merkel Quinn & Associates


Scranton, Pennsylvania
November 4, 1997